SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON DC 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: June 22, 1999
                        (Date of earliest event reported)


                      Bion Environmental Technologies, Inc.
              (Exact Name of Registrant as Specified in its Charter




   Colorado                 0-19333               84-1176672
  (State of               (Commission         (I.R.S. Employer
 Incorporation)             File No.)         Identification No.)





               555 17th Street, Suite 3310, Denver, Colorado 80202
              (Address and Zip Code of Principal Executive Offices)






Registrant's telephone number including area code: (303) 294-0750

ITEM 5.    OTHER EVENTS.

1. Bion Environmental Technologies, Inc. (the "Company") distributed the declared May 21, 1999 stock dividend on June 22, 1999. In this distribution, the Company's stock transfer agent mistakenly issued ten (10) shares for every one (1) share outstanding (a 1,000% dividend), rather than the Company declared one (1) share for every (10) shares held (a 10% dividend). A "stop" was placed on the invalid certificates and valid certificates will be issued reflecting the correct dividend amount. See exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BION ENVIRONMENTAL TECHNOLOGIES, INC.

Date: June 24, 1999               By:  /s/ M. Duane Stutzman
                                   -----------------------------
                                    M. Duane Stutzman, Chief
                                    Financial Officer

                                INDEX TO EXHIBITS

Financial Statements and Exhibits.


99.1 Letter sent from the Company's stock transfer agent identifying the dividend certificate error.